UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported) July 19, 2005


                          EPOLIN, INC.
     (Exact name of registrant as specified in its charter)

                 Commission file number 0-28887


New Jersey                                             22-2547226
(State or other jurisdiction                     (I.R.S. Employer
of incorporation)                             Identification No.)

358-364 Adams Street
Newark, New Jersey                                          07105
(Address of principal                                  (Zip Code)
executive offices)


Registrant's telephone number, including area code:(973) 465-9495

                         Not applicable
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On July 19, 2005, Herve A. Meillat was appointed by the Board of Directors of Epolin, Inc. (the "Company") to serve on the Board. Mr. Meillat has not been appointed to serve on any of the Board's committees. There are no arrangements or understanding between Mr. Meillat and any other persons pursuant to which Mr. Meillat was selected as a director. There have been no transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Meillat had, or will have, a direct or indirect material interest.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EPOLIN, INC.
                               (Registrant)


Dated:    July 20, 2005       By:  /s/ Murray S.  Cohen
                              Name:    Murray S. Cohen
                              Title:   Chairman of the Board